

National Health Investors

Q3 2022 Supplemental

NHI
NATIONAL HEALTH INVESTORS

TABLE OF CONTENTS

FORWARD LOOKING STATEMENTS AND RISK FACTORS:

This Supplemental Information and other materials we have filed or may file with the Securities and Exchange Commission, as well as information included in oral statements made, or to be made, by our senior management contain certain "forward-looking" statements as that term is defined by the Private Securities Litigation Reform Act of 1995. All statements regarding our expected future financial position, results of operations, cash flows, funds from operations, continued performance improvements, ability to service and refinance our debt obligations, ability to finance growth opportunities, and similar statements including, without limitations, those containing words such as "may," "will," "believes," anticipates," "expects," "intends," "estimates," "plans," and other similar expressions are forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause our actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. Such risks and uncertainties include, among other things, the impact of COVID-19 on our tenants; the operating success of our tenants and borrowers for collection of our lease and interest income; the success of property development and construction activities; the risk that the cash flows of our tenants and borrowers would be adversely affected by increased liability claims and liability insurance costs; risks related to environmental laws and the costs associated with liabilities related to hazardous substances; the risk of damage from catastrophic weather and other natural or man-made disasters and the physical effects of climate change; our ability to reinvest cash in real estate investments in a timely manner and on acceptable terms; the risk that the illiquidity of real estate investments could impede our ability to respond to adverse changes in the performance of our properties; operational risks with respect to our senior housing operating portfolio structured communities; risks related to our ability to maintain the privacy and security of Company information; and other risks which are described under the heading "Risk Factors" in Item 1A in our Form 10-K for the year ended December 31, 2021 and under the heading "Risk Factors" in Item 1A in our Form 10-Q for the quarter ended September 30, 2022. In this Supplemental Information, we refer to non-GAAP financial measures. These non-GAAP measures are not prepared in accordance with generally accepted accounting principles. A reconciliation of the non-GAAP financial measures to the most directly comparable GAAP measures is included in this presentation. Throughout this presentation, certain abbreviations and acronyms are used to simplify the format. A list of definitions is provided at the end of this presentation to clarify the meaning of any reference that may be ambiguous. Unless otherwise noted, all amounts are unaudited and are as of or for the quarter ended September 30, 2022.

COVER: THE COURTYARD AT OSHKOSH IS A SENIOR HOUSING COMMUNITY OPERATED BY ENCORE SENIOR LIVING IN OSHKOSH, WI.

WE INVEST IN RELATIONSHIPS

NATIONAL HEALTH INVESTORS, INC. (NYSE: NHI), National Health Investors, Inc. (NYSE: NHI) is a real estate investment trust specializing in sale-leasebacks, joint-ventures, senior housing operating partnerships, and mortgage and mezzanine financing of need-driven and discretionary senior housing and medical investments. NHI's portfolio consists of independent living, assisted living and memory care communities, entrance-fee retirement communities, skilled nursing facilities, and specialty hospitals.



ERIC MENDELSOHN
President & CEO



KRISTIN S. GAINES
Chief Credit Officer



KEVIN PASCOE
Chief Investment Officer



JOHN SPAID
Chief Financial Officer



DAVID TRAVIS
Chief Accounting Officer



MICHELLE KELLY
SVP, Investments



DANA HAMBLY
VP, Finance & IR

ANALYST COVERAGE

Aaron Hecht, JMP Securities
Daniel Bernstein, Capital One Securities, Inc.
Juan Sanabria, BMO Capital Markets
Austin Wurschmidt, KeyBanc Capital Markets
Michael Lewis, Truist Securities
Rich Anderson, SMBC Nikko Securities America, Inc.
Steve Manaker, Stifel
Tayo Okusanya, Credit Suisse

CONTACT INFORMATION

National Health Investors, Inc.
222 Robert Rose Drive
Murfreesboro, Tennessee 37129
615.890.9100 | investorrelations@nhireit.com

Transfer Agent
Computershare Trust Company, N.A
P.O. Box 43078
Providence, RI 02940-3078
800.942.5909

PORTFOLIO OVERVIEW



AS OF NOVEMBER 8,2022

106 SENIOR HOUSING

68 SKILLED NURSING

1 SPECIALTY HOSPITAL

15 SHOP

Portfolio (DOLLARS IN THOUSANDS)	Properties	Units		Investment		Adjusted NOI[1]		Annualized	% of Total
Triple Net									
Senior Housing	96	8,585	$	1,802,836	$	33,083	$	127,796	52.9%
Skilled Nursing	65	8,653		557,996		20,659		80,204	33.2%
Specialty Hospital	1	64		40,250		876		3,504	1.5%
Mortgages and Other Notes Receivable									
Senior Housing	10	868		126,457		2,504		10,016	4.1%
Skilled Nursing	3	180		4,106		87		348	0.1%
Other				83,546		2,156		8,624	3.6%
Senior Housing Operating	15	1,731		336,643		2,774		11,095	4.6%
Total	190	20,081	$	2,951,834	$	62,139	$	241,587	100%

[1] *Adjusted segment NOI includes the impact of assets held for sale and disposals during the quarter. The annualized impact excludes these items.*

PARTNERS [1]


SHOP
5%
HOSPITAL
& OTHER
5%
DISCOVERY
3%
LCS 4%
OTHER SH
15%
BICKFORD
14%
SLC
21%
HSM
4%
OTHER
SNF
3%
ENSIGN
11%
NHC
15%

ASSET CLASS [1]


SHOP
5%
OTHER INCOME
3%[2]
SENIOR LIVING
CAMPUS
6%
SKILLED
33%
ASSISTED
LIVING
22%
SPECIALTY
HOSPITAL
2%
INDEPENDENT
LIVING
3%
ENTRANCE FEE
26%

[1] *Based on annualized adjusted NOI of $241.6 million for contracts in place at September 30, 2022.*
[2] *Other Income consists primarily of revenue from non-mortgage notes receivable.*

REAL ESTATE INVESTMENTS NOI

(DOLLARS IN THOUSANDS)

	Properties	Units	Q3 2022 NOI	Straight Line Revenue	NOI Less Straight Line Revenue	Non-cash Adjustments	Q3 2022 Adjusted NOI	Annualized Adjusted NOI
Leases								
Senior Housing - Need Driven								
Assisted Living	68	3,657	$ 11,684	$ 137[1]	$ 11,547	$ 58	$ 11,605	$ 46,420
Senior Living Campus	10	1,359	5,039	1,500	3,539		3,539	14,156
Total Senior Housing - Need Driven	78	5,016	16,723	1,637	15,086	58	15,144	60,576
Senior Housing - Discretionary								
Independent Living	7	862	2,065	$ 389	1,676		1,676	6,704
Entrance-Fee Communities	11	2,707	15,459	330	15,129		15,129	60,516
Total Senior Housing - Discretionary	18	3,569	17,524	719	16,805		16,805	67,220
Total Senior Housing	96	8,585	34,247	2,356	31,891	58	31,949	127,796
Medical Facilities								
Skilled Nursing	65	8,653	20,014	(37)	20,051		20,051	80,204
Specialty Hospitals	1	64	1,022	146	876		876	3,504
Total Medical Facilities	66	8,717	21,036	109	20,927		20,927	83,708
Disposals and Held for Sale			1,753	11	1,742		1,742	—
Total Leases	162	17,302	$ 57,036	$ 2,476	$ 54,560	$ 58	$ 54,618	$ 211,504
Mortgages and Other Notes Receivable								
Senior Housing - Need Driven	9	620	$ 1,978		$ 1,978	(67)	$ 1,911	$ 7,644
Senior Housing - Discretionary	1	248	593		593		593	2,372
Skilled Nursing	3	180	93		93	(6)	87	348
Other Notes Receivable		—	2,156		2,156		2,156	8,624
Total Mortgage and Other Notes	13	1,048	$ 4,820		$ 4,820	$ (73)	$ 4,747	$ 18,988
Total Real Estate Investments			$ 61,856	$ 2,476	$ 59,380	$ (15)	$ 59,365	$ 230,492

[1] *Includes a $1.0 million write-off of straight-line rent receivable.*

SENIOR HOUSING OPERATING PORTFOLIO[1]

(DOLLARS IN THOUSANDS EXCEPT REVPOR)

Quarter Ended/As Of		Q3 2022		Q2 2022 [2]		Q1 2022		Q4 2021		Q3 2021
Properties		15		15		15		15		15
Units		1,731		1,731		1,730		1,730		1,730
Occupancy		76.9 %		76.5%		77.7%		80.6%		79.8%
RevPOR	$	3,010	$	3,018	$	3,013	$	3,029	$	3,029
Resident fees	$	12,013	$	11,992	$	12,144	$	12,680	$	12,544
Operating expenses		(8,639)		(8,513)		(7,604)		(7,490)		(7,377)
Management fees		(600)		(600)		(607)		(634)		(627)
NOI	$	2,774	$	2,879	$	3,933	$	4,556	$	4,540
NOI Margin		23.1%		24.0%		32.4%		35.9%		36.2%
Recurring capex	$	130		130		NA		NA		NA

[1] Periods prior to Q2 2022 reflect operations under different management groups and are provided for illustrative purposes.
[2] Q2 2022 NOI includes $0.3 million in transition costs.

INDUSTRY PARTNERS

Partner	Description	OWNERSHIP	MARKET FOCUS	% OF ADJUSTED NOI[1]
Senior Living Communities	Senior Living Communities owns and operates luxury retirement communities located in Connecticut, South Carolina, North Carolina, Florida, Georgia and Indiana.	Private	EFC	21%
NHC National HealthCare Corporation	Founded in 1971, National HealthCare Corporation (NYSE American: NHC) is a publicly traded operator, specializing in skilled nursing centers along with assisted and independent living facilities. NHC oversees more than 8,500 skilled nursing beds across 8 states, with properties located primarily in the southeastern United States.	Public	SNF/SH	15%
Bickford	Bickford Senior Living manages or operates 56 independent living, assisted living, and memory care branches throughout the country. They are also an experienced developer, constructing over 150 communities.	Private	SH	14%
Ensign Group	The Ensign Group, Inc.'s independent operating subsidiaries provide a broad spectrum of skilled nursing and assisted living services, physical, occupational and speech therapies and other rehabilitative and healthcare services at multiple locations across 13 states.	Public	SNF	11%
LCS	Based in Des Moines, Iowa and established in 1971, Life Care Services operates and develops continuing care retirement communities, stand-alone assisted living, memory care, and rental communities nationwide.	Private	SH	4%
HSM Health Services Management	Health Services Management is a non-profit formed in 2000. The Company operates more than 20 skilled nursing and assisted living facilities located in Florida, Indiana, Tennessee, and Texas.	NFP	SNF	4%
Discovery Senior Living	For more than 25 years, Discovery Senior Living has become a recognized industry leader in developing, building and operating luxury, resort-style communities across the United States. Discovery provides more than 8,500 homes for seniors which include: villas, senior apartments, independent living, supervised independent living, assisted living and memory care homes.	Private	SH	3%
Prestige Care, Inc. / Prestige Senior Living, L.L.C.	Prestige Care operates a family of more than 80 senior communities throughout the western United States. Prestige Care provides a comprehensive senior service experience, offering assisted living, independent living, memory care, skilled nursing and rehabilitation. The company holds firm to a set of core values – respect, integrity, commitment and trust – that guide every aspect of its mission to personally touch lives every day.	Private	SH	3%
Watermark Retirement Communities	Headquartered in Tucson, Arizona, Watermark currently manages 72 communities in 22 states, including CCRCs, standalone independent living, assisted living, and memory care communities in addition to Medicare-certified rehabilitation and skilled nursing neighborhoods. Watermark has ownership interests in many of these assets, both on its own and through its development arm, The Freshwater Group.	Private	EFC	3%
SLM Senior Living Management Corporation	Senior Living Management Corporation is based in Coconut Creek, Florida and operates assisted living, memory care and skilled nursing facilities in Florida, Georgia and Louisiana.	Private	SH	2%

[1] *Based on annualized Adjusted NOI of $241.6 million for contracts in place at September 30, 2022.*

EBITDARM LEASE COVERAGE

NHI TOTAL PORTFOLIO

PROPERTY TYPE	SH	SNF	MEDICAL NON-SNF	TOTAL
Properties	99	68	1	168
2Q21	1.11x	2.74x	2.59x	1.69x
2Q22	1.14x	2.47x	2.60x	1.63x

PROPERTY CLASS	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC	MEDICAL	MEDICAL EXCL. NHC
Properties	85	47	14	5	69	34
2Q21	0.91x	0.80x	1.37x	1.57x	2.74x	1.97x
2Q22	0.96x	0.91x	1.38x	1.70x	2.47x	1.95x

CUSTOMERS	NHC[1]	SLC[2]	BICKFORD[2]
Properties	35	10	38
2Q21	3.82x	1.28x	1.04x
2Q22	3.24x	1.25x	1.00x

NHI SAME-STORE PORTFOLIO[3]

PROPERTY TYPE	SH	SNF	TOTAL
Properties	96	67	163
2Q21	1.12x	2.76x	1.70x
2Q22	1.16x	2.47x	1.62x

PROPERTY CLASS	NEED DRIVEN	NEED DRIVEN EXCL. BICKFORD	DISCRETIONARY	DISCRETIONARY EXCL. SLC	MEDICAL	MEDICAL EXCL. NHC
Properties	83	45	13	4	67	32
2Q21	0.92x	0.81x	1.41x	1.74x	2.76x	1.93x
2Q22	0.97x	0.93x	1.41x	1.83x	2.47x	1.88x

CUSTOMERS	NHC[1]	SLC[2]	BICKFORD[2]
Properties	35	10	38
2Q21	3.82x	1.28x	1.04x
2Q22	3.24x	1.25x	1.00x

NHI DISPOSITIONS

PROPERTY TYPE	LEGACY SH	SH DISPOSITIONS	SH
Properties	117	18	99
2Q21	1.05x	0.62x	1.11x
2Q22	1.06x	0.41x	1.14x

CUSTOMERS	LEGACY BICKFORD	BICKFORD DISPOSITIONS[4]	BICKFORD
Properties	48	10	38
2Q21	0.93x	0.56x	1.04x
2Q22	0.85x	0.37x	1.00x

All tables based on trailing 12 months; excludes transitioned properties under cash-flow based leases, loans, mortgages; excludes development and lease up properties in operation less than 24 months; includes proforma cash rent for stabilized acquisitions in the portfolio less than 24 months.

[1]NHC based on corporate-level Fixed Charge Coverage Ratio and includes 3 independent living facilities & excludes 7 sold SNF assets (4 in MA & 3 NH) during 3Q22.
[2]Excluding PPP funds received from 2Q21, SLC and Bickford coverage was 1.09x and 0.88x, respectively. Bickford proforma coverage at the restructured lease amount would be 1.32x for 2Q22.
[3]Excludes properties that have transitioned operators in past 24 months and includes assets held for sale.
[4]Includes a transitioned property to another operator in NHI portfolio.

TENANT PURCHASE OPTIONS (DOLLARS IN THOUSANDS)

ASSET TYPE	PROPERTIES	LEASE EXPIRATION	1ST OPTION OPEN YEAR	OPTION TYPE	CURRENT CASH RENT ($)	% OF TOTAL[1]
SH	2	May 2035	2027	A	5,873	2.6%
SNF	1	September 2028	2028	B	492	0.2%
						2.8%

Option Type:
A. Fixed base price plus a specified share on any appreciation
B. Fixed base price

[1] *Based on annualized Real Estate Investments adjusted NOI of $230.5 million for contracts in place at September 30, 2022.*

LEASE MATURITIES (ANNUALIZED CASH RENT; DOLLARS IN THOUSANDS)

	Properties	SH ($)	SNF ($)	Other ($)	Total ($)
2022	—	—	—	—	—
2023	2	—	3,136	—	3,136
2024	—	—	—	—	—
2025	1	548	—	—	548
2026	35	1,413	33,735	—	35,148
2027	3	13,053	—	—	13,053
2028	14	15,240	492	—	15,732
2029	30	56,819	14,201	—	71,020
2030	6	2,501	—	—	2,501
2031	8	7,310	1,620	—	8,930
2032	3	2,745	2,538	—	5,283
Thereafter	60	28,170	24,478	3,507	56,155

WE INVEST IN RELATIONSHIPS, NOT JUST PROPERTIES

FOCUSED ON GROWING WITH OUR 28 OPERATING PARTNERS AND SELECT NEW CUSTOMERS

DIVERSIFIED INVESTMENT PLAN EMPHASIZING PRIVATE PAY SENIOR HOUSING PROPERTIES AND BEST-IN-CLASS SNF OPERATORS

EXPERIENCED OPERATORS WITH PROVEN RECORD OF QUALITY CARE AND VALUE CREATION

LOW LEVERAGE BALANCE SHEET AND STAGGERED LONG-TERM DEBT MATURITIES

TARGET 60/40 EQUITY/DEBT FUNDING MIX

INVESTMENT STRUCTURE


SHOP
5%
NOTES
8%
LEASE
87%

INVESTMENT HISTORY* (DOLLARS IN MILLIONS)


$800
$700
$600
$500
$400
$300
$200
$100
$0
$193.0
$752.1
$571.0
$310.1
$447.7
$214.0
$364.3
$329.0
$226.9
$120.5
$41.8
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
12.0%
10.0%
8.0%
6.0%
4.0%
2.0%
0.0%
Existing Relationship
New Relationship
10-Year Treasury
WACY

*The average age of properties acquired since 2014 is **17.3 years.** The total portfolio average age is **25 years.**

RECENT INVESTMENTS

RECENT LEASE ACTIVITIES (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded
Q2 2022							
Encore Senior Living	SH	Lease	53/1	WI	7.25%	$ 13,300 [2]	$ (13,300)
						$ 13,300	$ (13,300)
Q2 2021							
Vizion Health*	HOSP	Lease	64/1	OK	8.50%	$ 40,250	$ (40,250)
Navion Senior Solutions	SH	Lease	48/1	TN	7.50%	6,600	(6,600)
						$ 46,850	$ (46,850)
Q3 2020							
Encore Senior Living	SH	Lease	43/1	WI	7.50%	$ 12,300 [3]	$ (12,300)
Q2 2020							
Autumn Trace*	SH	Lease	88/2	IN	7.25%	14,250	(14,250)
Q1 2020							
Life Care Services	EFC	JV	401/1	WA	6.75%	134,892	(134,892)
Bickford Senior Living	SH	Lease	60/1	MI	8.00%	15,100 [4]	(15,100)
						$ 176,542	$ (176,542)

RECENT LOAN ORIGINATION AND OTHER DEVELOPMENT (DOLLARS IN THOUSANDS)

	Asset Class	Investment Type	Units/ Buildings[1]	Location	Yield	Total	Funded	Remaining
Q1 2022								
Encore Senior Living	SH	Construction Loan	108/1	WI	8.50%	$ 28,525	$ (8,749)	$ 19,776
						$ 28,525	$ (8,749)	$ 19,776
Q2 2021								
Montecito Medical*	MOB	Mezzanine Loan	N/A	N/A	9.50%[5]	$ 50,000	$ (20,255)	$ 29,745
Vizion-Health Brookhaven*		Corporate	N/A	N/A	8.50%	20,000	(20,000)	—
Navion Senior Solutions		Corporate	N/A	N/A	8.00%	3,600	(3,600)	—
						$ 73,600	$ (43,855)	$ 29,745
Q4 2020								
Encore Senior Living	SH	Construction Loan	110/1	WI	8.50%	$ 22,200	$ (22,200)	$ —
Q2 2020								
Bickford Senior Living	SH	Construction Loan	64/1	VA	9.00%	14,200	(13,832)	368
Watermark Retirement	EFC	Working Capital Note	420/2	CT	7.50%	5,000	(1,976)	3,024
Q1 2020								
Timber Ridge OpCo	EFC	Working Capital Note	N/A	N/A	6.00%	5,000	—	5,000
Bickford Senior Living	SH	Mortgage	56/2	IN	7.00%	4,000	(4,000)	—
						$ 50,400	$ (42,008)	$ 8,392
Other Loan and Development Commitments								
Bickford Senior Living	SH	Construction Loan	119/2	MI, VA	9.00%	$ 28,700	$ (28,700)	$ —
Senior Living Communities	SH	Revolving Credit	N/A	N/A	Variable	20,000	(13,969)	6,031
Watermark Retirement	EFC	Renovation	420/2	CT	7.50%	6,500	(4,436)	2,064
Navion Senior Solutions	SH	Renovation	48/1	TN	8.00%	3,500	(1,050)	2,450
Others	N/A	Various	N/A	N/A	Various	4,550	(1,310)	3,240

**Indicates new operating relationship*
[1]Building count excludes renovations.
[2]Acquisition was partially funded with the cancellation of a $9.1 million second mortgage due from Encore.
[3]Acquisition was partially funded with the cancellation of a $3.9 million second mortgage due from Encore.
[4]Acquisition was partially funded with the cancellation of a $14.0 million construction loan due from Bickford.
[5]NHI can earn an additional 2.5% in interest based upon certain future capital events including asset sales and recapitalizations.

CAPITALIZATION OVERVIEW

(DOLLAR AND SHARE AMOUNTS IN THOUSANDS)

Quarter Ended / As Of	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021
Balance Sheet Data					
Gross cost of real estate assets	$ 2,740,276	$ 2,780,302	$ 2,783,259	$ 2,894,548	$ 3,021,664
Total assets	2,508,785	2,587,291	2,802,503	2,838,876	2,912,177
Total liabilities	1,182,140	1,174,303	1,313,706	1,321,893	1,362,971
Total noncontrolling interests	20,275	20,768	9,504	9,900	10,149
Total stockholder's equity attributable to NHI	1,306,370	1,392,220	1,479,293	1,507,083	1,539,057
Operating Data					
Total revenue	$ 76,298	$ 59,899	$ 71,327	$ 69,668	$ 73,833
Rental revenue - GAAP	59,394	39,982	64,559	60,907	67,043
Straight-line rents	2,476	(14,915)	1,079	2,414	3,798
Rental revenue - Cash	54,560	52,740	60,442	54,374	60,063
Net Operating Income	64,701	48,629	67,328	63,290	66,610
Adjusted EBITDA[1]	61,583	69,435	61,475	61,733	66,364
Funds Available for Distribution	47,378	56,279	52,669	45,911	51,173
Interest expense	11,412	10,862	10,198	12,282	12,715
General & administrative expense	4,744	5,049	8,101	3,202	3,650
Diluted common shares outstanding	44,403	45,719	45,851	45,851	45,851
NAREIT FFO per common share	1.04	0.71	1.05	1.07	1.16
Normalized FFO per common share	1.06	1.26	1.10	1.06	1.15
Capitalization					
Common shares outstanding at end of each period	43,389	44,655	45,851	45,851	45,851
Market value of equity at end of each period	$ 2,452,780	$ 2,706,540	$ 2,705,668	$ 2,635,057	$ 2,453,029
Total debt	1,114,999	1,104,495	1,249,043	1,242,883	1,285,287
Secured debt	76,748	76,844	76,939	77,038	95,077
Net debt	1,086,188	1,061,060	1,212,921	1,205,471	1,236,894
Total market capitalization, including net debt	3,538,968	3,767,600	3,918,589	3,840,528	3,689,923
Ratios					
Interest coverage ratio	5.4x	6.4x	6.0x	5.0x	5.2x
Fixed charge coverage ratio	5.5x	6.6x	6.4x	5.2x	5.4x
Net debt to adjusted EBITDA (annualized)	4.5x	4.0x	4.9x	4.9x	4.8x
Net debt as a percentage of market capitalization	30.7%	28.2%	31.0%	32.9%	33.5%
Total Debt / Gross Assets	35.9 %	34.7 %	36.9%	36.4%	36.7%
Secured Debt / Gross Assets	2.5%	2.4%	2.3%	2.3%	2.7%
Dividend & Share Repurchase Information					
Regular dividends declared per common share	$ 0.90	$ 0.90	$ 0.90	$ 0.90	$ 0.90
Normalized FFO payout ratio per common share	84.9%	71.4%	81.8%	84.9%	78.3%
Dividends declared	$ 39,050	$ 40,190	$ 41,266	$ 41,266	$ 41,266
Normalized FFO payout ratio	82.7%	69.5%	81.9%	84.8%	78.6%
Normalized FAD payout ratio	82.4%	71.4%	78.3%	89.9%	80.6%
Shares repurchased	1,272	1,196			
Gross repurchase amount	$ 82,000	$ 70,000			
Portfolio Statistics					
Number of Properties	190	196	201	212	222

[1] *For all periods presented the calculation of EBITDA includes GAAP interest expense, which excludes amounts capitalized during the period.*

CAPITAL STRUCTURE

DEBT[1]


UNSECURED, VARIABLE 22%
SECURED, FIXED 7%
UNSECURED, FIXED 71%

FIXED CHARGE COVERAGE


6.4x
6.0x
5.4x
6.0x
5.5x
5.5x
2017
2018
2019
2020
2021
2022

REVOLVER LIQUIDITY (DOLLARS IN MILLIONS)


$800
$700
$600
$500
$400
$300
$200
$100
$0
BALANCE
AVAILABLE
$252.0
$520.0
$525.0
$550.0
$550.0
$550.0
$700.0
$690.0
Q4 2020
Q1 2021
Q2 2021
Q3 2021
Q4 2021
Q1 2022
Q2 2022
Q3 2022

NET DEBT TO ADJUSTED EBITDA


4.2x
4.5x
4.7x
4.7x
4.8x
4.5x[2]
2017
2018
2019
2020
2021
2022

September 30, 2022		Amount	Rate[1]	% of Total	Maturity[3]
(dollars in thousands)					
Secured Debt					
Fixed Rate					
Secured Loans	$	76,748	3.97%	6.8%	3 years
Total Secured Debt	$	76,748			
Unsecured Debt					
Fixed Rate					
Private Placement		400,000	4.15%	35.5%	2 years
Public Bonds		400,000	3.00%	35.5%	8 years
Variable Rate					
Revolving Credit Facility		10,000	4.19%	0.9%	3.5 years
Term Loan		240,000	4.39%	21.3%	1 year
Total Unsecured Debt	$	1,050,000			
Subtotal		1,126,748	3.78%	100%	4 years
Note Discounts		(2,680)			
Unamortized Loan Costs		(9,069)			
Total Debt	$	1,114,999			

[1] *Excludes impact of unamortized discounts and loan costs*
[2] *Annualized, see page 20 for reconciliation*
[3] *Weighted average*

DEBT MATURITIES

DEBT SCHEDULE (DOLLARS IN THOUSANDS)

Financial Instrument		Amount Outstanding [1]	Interest Rate[2]	Fixed/ Variable	Maturity	Years to Maturity	Secured
Credit Facility							
$700MM Revolver (S + 105)	$	10,000	4.19%	Variable	Mar-26	3.5	No
Bank Term Loan (S + 125)		240,000	4.39%	Variable	Sep-23	0.9	No
$125MM Private Placement Term Loan		125,000	3.99%	Fixed	Jan-23	0.3	No
$50MM Private Placement Term Loan		50,000	3.99%	Fixed	Nov-23	1.2	No
$75MM Private Placement Term Loan		75,000	3.93%	Fixed	Sep-24	2.0	No
$50MM Private Placement Term Loan		50,000	4.33%	Fixed	Nov-25	3.2	No
$100MM Private Placement Term Loan		100,000	4.51%	Fixed	Jan-27	4.3	No
$400MM Senior Unsecured Notes		400,000	3.00%	Fixed	Feb-31	8.3	No
Fannie Mae Term Loans		60,139	3.79%	Fixed	Apr-25	2.5	Yes
Fannie Mae Term Loan		16,609	4.60%	Fixed	Jul-25	2.8	Yes
Total Debt	$	1,126,748					
Weighted Average Interest Rate			3.78%			4.1	

[1] As of September 30 2022.
[2] Variable rates based on 1-month term SOFR plus a 10 basis points spread adjustment on September 30, 2022.

DEBT MATURITY SCHEDULE[1] (DOLLARS IN MILLIONS)



Senior Notes
Line of Credit
Term Loans
Available Line of Credit
Secured Debt
Private Placement
$800
$700
$600
$500
$400
$300
$200
$100
$0
2022
$415
$240
$175
2023
$75
$75
2024
$127
$77
$50
2025
$700
$690
$10
2026
$100
$100
2027
$400
$400
Thereafter

SELECT DEBT COVENANTS[1]

Credit Facility	Requirement	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
Leverage ratio	<= 60%	37%	36%	38%	46%	44%	46%
Unsecured leverage ratio	<= 60%	41%	39%	43%	52%	49%	51%
Secured leverage ratio	<= 30%	2%	2%	2%	3%	3%	3%
Fixed charge coverage ratio	>= 1.75	6.08	5.39	5.67	5.48	5.71	6.03
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Private Placement	Requirement	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
Leverage ratio	<= 60%	41 %	42%	42%	46%	44%	46%
Unencumbered leverage ratio	<= 60%	45%	46%	46%	52%	49%	51%
Secured leverage ratio	<= 30%	3%	3%	2%	3%	3%	3%
Fixed charge coverage ratio	>= 2.00	5.59	4.92	5.35	4.52	4.73	5.08
Tangible net worth	$1.57bn	Pass	Pass	Pass	Pass	Pass	Pass

Public Bonds	Requirement	Q3 2022	Q2 2022	Q1 2022	Q4 2021	Q3 2021	Q2 2021
Leverage ratio	<= 60%	37%	36%	40%	38%	38%	40%
Secured leverage ratio	<= 40%	3%	3%	2%	2%	3%	3%
Debt service ratio	>= 1.50	5.72	5.64	6.93	7.08	5.93	7.33
Unencumbered asset ratio	>= 150%	275%	283%	258%	267%	270%	255%

Credit Ratings	Moody's	S&P Global	Fitch Ratings
Senior Unsecured Debt	Baa3	BBB-	BBB-
Issuer	Baa3	BBB-	BBB-
Outlook	Stable	Stable	Stable

[1] *These calculations are made in accordance with the respective debt agreements and may be different than other metrics presented.*

FINANCIAL

A DISCIPLINED APPROACH TO VALUE CREATION

- STEADY REVENUE AND CASH FLOW GROWTH
- STRONG RELATIVE LONG-TERM PERFORMANCE
- STRONG DIVIDEND AND HEALTHY PAYOUT RATIO

ADJUSTED NOI: 2.0% CAGR

(DOLLARS IN MILLIONS)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$251.5
$271.5
$290.5
$302.8
$272.6
2017
2018
2019
2020
2021

ADJUSTED EBITDA: 0.2% CAGR

(DOLLARS IN MILLIONS)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$265.0
$279.8
$298.4
$307.4
$266.6
2017
2018
2019
2020
2021

NORMALIZED FAD: 1.4% CAGR

(DOLLARS IN MILLIONS)


$320
$280
$240
$200
$160
$120
$80
$40
$0
$198.0
$214.4
$226.5
$239.7
$209.5
2017
2018
2019
2020
2021

NFFO PER SHARE: (3.4)% CAGR


$6
$5
$4
$3
$2
$1
$0
$5.29
$5.46
$5.50
$5.60
$4.60
2017
2018
2019
2020
2021

NORMALIZED FFO / SHARE (CAGR)

NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
2-Year
(8.5)% (8.6)%
3-Year
(5.6)% (7.6)%
4-Year
(3.4)% (6.4)%
5-Year
(1.1)% (6.2)%
6-Year
(0.3)% (4.9)%

Peer Average Source: Wells Fargo Securities; based on FY 2021 actual results.

DIVIDENDS / SHARE (CAGR)

NHI vs Peer Avg


10%
8%
6%
4%
2%
0%
2-Year
(7.4)% (11.5)%
3-Year
(3.5)% (8.0)%
4-Year
(1.3)% (5.8)%
5-Year
(0)% (5.3)%
6-Year
1.0% (4.3)%

Peer Average Source: Wells Fargo Securities; based on results through 3Q 2022.

DIVIDENDS

Regular Special Annualized Impact


$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022

GENERAL & ADMINISTRATIVE COST AS % OF TOTAL REVENUE


9%
8%
7%
6%
5%
4%
3%
2%
1%
0%
4.4%
4.3%
4.2%
4.0%
6.2%
2017
2018
2019
2020
2021

TOTAL RETURN

NHI MSCI US REIT Index S&P 500 TR Index


400
350
300
250
200
150
100
50
0
(17.0)% (5.9)% 26.5%
3 Year
(1.8)% 15.5% 55.5%
5 Year
46.3% 39.2% 113.0%
7 Year
88.8% 82.5% 202.4%
10 Year

REGULAR DIVIDENDS AND PAYOUT RATIO


DIVIDEND PER SHARE
NFFO PAYOUT RATIO
$4.40
$4.20
$4.00
$3.80
$3.60
$3.40
$3.20
$3.00
85%
80%
75%
70%
65%
60%
55%
50%
$3.80
$4.00
$4.20
$4.41
$3.80
2017
2018
2019
2020
2021

BALANCE SHEETS

(DOLLARS IN THOUSANDS)

	September 30, 2022	December 31, 2021
Assets	*(unaudited)*	
Real estate properties		
Land	$ 176,795	$ 186,658
Buildings and improvements	2,560,646	2,707,422
Construction in progress	2,835	468
	2,740,276	2,894,548
Less accumulated depreciation	(599,423)	(576,668)
Real estate properties, net	2,140,853	2,317,880
Mortgage and other notes receivable, net	207,169	299,952
Cash and cash equivalents	28,811	37,412
Straight-line rent receivable	81,959	96,198
Assets held for sale, net	32,608	66,398
Other assets	17,385	21,036
Total Assets	$ 2,508,785	$ 2,838,876
Liabilities and Stockholders' Equity		
Debt	$ 1,114,999	$ 1,242,883
Accounts payable and accrued expenses	22,997	23,181
Dividends payable	39,050	41,266
Lease deposit liabilities	—	8,838
Deferred income	5,094	5,725
Total Liabilities	1,182,140	1,321,893
Commitments and Contingencies	—	—
Redeemable noncontrolling interest	11,197	—
National Health Investors Stockholders' Equity:		
Common stock, $0.01 par value; 100,000,000 shares authorized;		
43,388,742 and 45,850,599 shares issued and outstanding, respectively	434	459
Capital in excess of par value	1,598,385	1,591,182
Cumulative dividends in excess of net income	(292,449)	(84,558)
Accumulated other comprehensive loss	—	—
Total National Health Investors Stockholders' Equity	1,306,370	1,507,083
Noncontrolling interests	9,078	9,900
Total Equity	1,315,448	1,516,983
Total Liabilities and Stockholders' Equity	$ 2,508,785	$ 2,838,876

STATEMENTS OF INCOME

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

Quarter Ended September 30,		2022		2021
Revenues		(unaudited)		(unaudited)
Rental income	$	59,394	$	67,043
Resident fees and revenues		12,013		—
Interest income and other		4,891		6,790
	$	76,298	$	73,833
Expenses				
Depreciation		17,533		20,035
Interest		11,412		12,715
Senior housing operating expenses		9,239		—
Legal		88		117
Franchise, excise and other taxes		225		244
General and administrative		4,744		3,650
Taxes and insurance on leased properties		2,358		3,182
Loan and realty losses		11,329		22,425
		56,928		62,368
Gains on sale of real estate, net		14,840		19,941
Gain on operations transfer		19		—
Loss from equity method investment		—		(557)
Income before income taxes		34,229		30,849
Less: net (income) loss attributable to noncontrolling interests		239		(35)
Net income attributable to common stockholders	$	34,468	$	30,814
Weighted average common shares outstanding:				
Basic		44,339,975		45,850,599
Diluted		44,402,582		45,851,424
Earnings per common share:				
Net income attributable to common stockholders - basic	$	0.78	$	0.67
Net income attributable to common stockholders - diluted	$	0.78	$	0.67

FFO & FAD RECONCILIATION

(DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

Quarter Ended September 30,		2022		2021
		(unaudited)		(unaudited)
Net income attributable to common stockholders	$	34,468	$	30,814
Elimination of certain non-cash items in net income:				
Real Estate Depreciation		17,467		20,635
Real Estate Depreciation related to noncontrolling interests		(394)		(210)
Gains on sales of real estate, net		(14,840)		(19,941)
Impairments of real estate		9,526		22,462
NAREIT FFO attributable to common stockholders		46,227		53,160
Litigation settlement		—		(266)
Loss on operations transfer		(19)		—
Non-cash write-offs of straight-line receivable and lease incentives		1,001		—
Recognition of unamortized note receivable commitment fees		—		(375)
Normalized FFO attributable to common stockholders		47,209		52,519
Straight-line lease revenue, net		(3,477)		(3,798)
Straight-line lease revenue, net, related to noncontrolling interests		35		20
Straight-line lease expense related to equity method investment		(2)		11
Non-real estate depreciation		66		—
Non-real estate depreciation related to noncontrolling interest		(4)		—
Amortization of lease incentives		58		252
Amortization of original issue discount		80		80
Amortization of debt issuance costs		529		556
Amortization related to equity method investment		(167)		268
Note receivable credit loss expense		1,803		(37)
Non-cash share-based compensation		1,065		989
Equity method investment capital expenditures		(105)		(105)
Senior housing portfolio recurring capital expenditures		(130)		—
Equity method investment non-refundable fees received		418		418
Normalized FAD attributable to common stockholders	$	47,378	$	51,173
BASIC				
Weighted average common shares outstanding		44,339,975		45,850,599
NAREIT FFO attributable to common stockholders per share	$	1.04	$	1.16
Normalized FFO attributable to common stockholders per share	$	1.06	$	1.15
DILUTED				
Weighted average common shares outstanding		44,402,582		45,851,424
NAREIT FFO attributable to common stockholders per share	$	1.04	$	1.16
Normalized FFO attributable to common stockholders per share	$	1.06	$	1.15
PAYOUT RATIOS				
Regular dividends per common share	$	0.90	$	0.90
Normalized FFO payout ratio per diluted common share		84.9%		78.3%
Dividends declared	$	39,050	$	41,266
Normalized FFO payout ratio		82.7%		78.6%
Normalized FAD payout ratio		82.4%		80.6%

ADJUSTED EBITDA RECONCILIATION

(DOLLARS IN THOUSANDS)

Quarter Ended September 30,		2022		2021
ADJUSTED EBITDA RECONCILIATION				
Net income	$	34,229	$	30,849
Interest expense		11,412		12,715
Franchise, excise, and other taxes		225		244
Depreciation		17,533		20,035
NHI's share of EBITDA adjustments for unconsolidated entities		713		678
Gain on sale of real estate		(14,840)		(19,941)
Impairment of real estate		9,526		22,462
(Gain)/Loss on lease termination		(19)		—
Non-cash write-off of straight-line rent receivable		1,001		—
Recognition of unamortized note receivable commitment fees		—		(375)
Litigation Settlement		—		(266)
Note receivable credit loss expense		1,803		(37)
Adjusted EBITDA	$	61,583	$	66,364
Interest expense at contractual rates		10,821		10,234
Interest rate swap payments, net		—		1,851
Principal payments		290		92
Fixed Charges	$	11,111	$	12,177
Fixed Charge Coverage		5.5x		5.4x

NET DEBT TO ADJUSTED EBITDA		
Consolidated Total Debt	$	1,114,999
Less cash and cash equivalents		(28,811)
Consolidated Net Debt	$	1,086,188
Adjusted EBITDA	$	61,583
Annualizing Adjustment		184,749
Annualized impact of recent investments, disposals and payoffs		(2,752)
	$	243,580
Consolidated Net Debt to Adjusted EBITDA		4.5x

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

		Q3 2022		Q3 2021
NOI SEGMENT RECONCILIATION				
Triple-net leased rental income				
Senior Housing	$	34,247	$	39,489
Skilled Nursing		20,014		20,729
Hospital		1,022		1,487
Medical Office Building		—		83
Held for Sale and Disposal Revenue		1,753		2,073
Triple-net leased NOI	$	57,036	$	63,861
SHOP Resident Fees		12,013		—
SHOP operating expenses		(9,239)		—
SHOP NOI		2,774		—
Interest income and other		4,891		6,790
NOI	$	64,701	$	70,651
NOI TO ADJUSTED NOI RECONCILIATION				
NOI		64,701		70,651
Straight-line revenue		(3,477)		(3,798)
Non-cash write-off of stright-line rent receivable		1,001		—
Non-Segment/Corporate		(71)		(421)
Amortization of lease incentives		58		252
Amortization of commitment fees and discounts		(73)		(495)
Adjusted NOI	$	62,139	$	66,189

NOI RECONCILIATIONS

(DOLLARS IN THOUSANDS)

		Q3 2022		Q3 2021
ADJUSTED NOI RECONCILIATION				
Net Income	$	34,229	$	30,849
Gain/loss from equity method investment		—		557
Gain on note payoff		—		—
Loss on operations transfer, net		(19)		—
Gain/Loss on sale of real estate		(14,840)		(19,941)
Loan and realty (gains)/losses		11,329		22,425
General and administrative		4,744		3,650
Franchise, excise and other taxes		225		244
Legal		88		117
Interest		11,412		12,715
Depreciation		17,533		20,035
Consolidated NOI	$	64,701	$	70,651
Non-cash write-off of straight-line rent receivable		1,001		—
Straight-line revenue		(3,477)		(3,798)
Amortization lease incentives		58		252
Amortization of commitment fees and discounts		(73)		(495)
Non-segment/Corporate		(71)		(421)
Adjusted NOI	$	62,139	$	66,189

DISPOSITIONS

Operator		Units	Properties		Net Proceeds		Annualized Cash Rent		Property Cash NOI	Implied Cash Rent Yield[1]	Property Cash NOI Yield	EBITDARM Coverage
SENIOR HOUSING COMPLETED DISPOSITIONS												
Q2 2021	Bickford Senior Living[2]	247	6	$	39,924							
Q3 2021	Holiday Retirement	1,030	9		119,799							
Q3 2021	Senior Living Management	131	1		12,847							
Q4 2021	Brookdale Senior Living	76	1		11,880							
Q4 2021	Senior Living Management	98	1		7,275							
Q4 2021	Genesis Healthcare	180	1		3,723							
Q1 2022	Vitality Senior Living	135	1		8,302							
Q2 2022	Holiday Retirement	83	1		2,990							
Q2 2022	Chancellor Health Care	74	2		7,305							
Q2 2022	Bickford Senior Living	67	1		3,857							
Q2 2022	Comfort Care Senior Living	237	4		40,000							
Q2 2022	Bickford Senior Living	171	2		22,102							
Q3 2022	Discovery Senior Living	238	2		16,379							
	Total Senior Housing	2,767	32	$	296,382	$	28,202	$	8,003	9.5%	2.7%	0.47x
SNF, HOSPITAL & MOB COMPLETED DISPOSITIONS												
Q2 2021	North Okaloosa	110	1	$	3,887							
Q3 2021	Trustpoint Hospital	217	1		31,215							
Q3 2021	Kentucky River	55	1		8,314							
Q1 2021	HCA	24	1		4,868							
Q2 2021	Helix Healthcare	24	1		19,500							
Q3 2022	National Healthcare Corporation	780	7		43,686							
	Total SNF, Hospital & MOB	1,210	12	$	111,470	$	13,199		NA	11.8%	NA	2.90x
	Total Completed Dispositions	3,977	44		407,852	$	41,401		NA	10.2%	NA	1.06x

[1] Based on annualized three month results through the most recent quarter in which the property was sold.
[2] Excludes $13.0 million second mortgage provided by NHI.

DEFERRALS & ABATEMENTS[1,2]

DEFERRALS	2020	Q1 2021	Q2 2021	Q3 2021	Q4 2021	2021	Q1 2022	Q2 2022	Q3 2022	CUMULATIVE
Bickford	$ 3,750	$ 3,750	$ 6,500	$ 3,500	$ 4,500	$ 18,250	$ 4,000	$ —	$ —	$ 26,000
All Others	1,232	447	2,112	1,407	2,121	6,087	3,470	3,894	1,354	16,036
Total	$ 4,982	$ 4,197	$ 8,612	$ 4,907	$ 6,621	$ 24,337	$ 7,470	$ 3,894	$ 1,354	$ 42,036

ABATEMENTS	2020	Q2 2021	Q2 2021	Q3 2021	Q4 2021	2021	Q1 2022	Q2 2022	Q3 2022	CUMULATIVE
Bickford	$ $2,100	$ —	$ —	$ —	$ —	$ —	$ 1,463	$ —	$ —	$ 3,563
All Others	50				758	758	1,008	772	772	3,361
Total	$ $2,150	$ —	$ —	$ —	$ 758	$ 758	$ 2,471	$ 772	$ 772	$ 6,924

COLLECTIONS	2020	Q2 2021	Q2 2021	Q3 2021	Q4 2021	2021	Q1 2022	Q2 2022	Q3 2022	CUMULATIVE
Bickford	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —	$ —
All Others	—	—	—	44	44	88	80	106	48	322
Total	$ —	$ —	$ —	$ 44	$ 44	$ 88	$ 80	$ 106	$ 48	$ 322

[1] *Includes all rent concessions accounted for as variable lease payments and as lease modifications.*
[2] *Prior periods adjusted to reflect the satisfaction of deferral balances upon disposition of properties.*

GLOSSARY

Adjusted EBITDA & EBITDARM

We consider Adjusted EBITDA to be an important supplemental measure because it provides information which we use to evaluate our performance and serves as an indication of our ability to service debt. We define Adjusted EBITDA as consolidated earnings before interest, taxes, depreciation and amortization, including amounts in discontinued operations, excluding real estate asset impairments and gains on dispositions and certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing Adjusted EBITDA for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs. Adjusted EBITDA also includes our proportionate share of unconsolidated equity method investments presented on a similar basis. Since others may not use our definition of Adjusted EBITDA, caution should be exercised when comparing our Adjusted EBITDA to that of other companies.

EBITDARM is earnings before interest, taxes, depreciation, amortization, rent and management fees.

ADJUSTED NET OPERATING INCOME

We define Adjusted NOI as total revenues, less straight-line revenue, less corporate interest income, less tenant reimbursements and property operating expenses, and adjusted for non-cash revenue items including, but not limited to, amortization of commitment fees, deferred financing costs and original issue discounts and lease incentive amortization.

CAGR

The acronym CAGR refers to the Compound Annual Growth Rate. The compound annual growth rate represents the year-over-year growth rate over a specified time period.

FFO, NORMALIZED FFO & FAD

These operating performance measures may not be comparable to similarly titled measures used by other REITs. Consequently, our FFO, normalized FFO, & normalized FAD may not provide a meaningful measure of our performance as compared to that of other REITs. Since other REITs may not use our definition of these operating performance measures, caution should be exercised when comparing our Company's FFO, normalized FFO, & normalized FAD to that of other REITs. These financial performance measures do not represent cash generated from operating activities in accordance with generally accepted accounting principles ("GAAP") (these measures do not include changes in operating assets and liabilities) and therefore should not be considered an alternative to net earnings as an indication of operating performance, or to net cash flow from operating activities as determined by GAAP as a measure of liquidity, and are not necessarily indicative of cash available to fund cash needs.

FFO, as defined by the National Association of Real Estate Investment Trusts ("NAREIT") and applied by us, is net income (computed in accordance with GAAP), excluding gains (or losses) from sales of real estate property, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures, if any. The Company's computation of FFO may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition or have a different interpretation of the current NAREIT definition from that of the Company; therefore, caution should be exercised when comparing our Company's FFO to that of other REITs.

Diluted FFO assumes the exercise of stock options and other potentially dilutive securities. Normalized FFO excludes from FFO certain items which, due to their infrequent or unpredictable nature, may create some difficulty in comparing FFO for the current period to similar prior periods, and may include, but are not limited to, impairment of non-real estate assets, gains and losses attributable to the acquisition and disposition of assets and liabilities, and recoveries of previous write-downs.

We believe that FFO and normalized FFO are important supplemental measures of operating performance for a REIT. Because the historical cost accounting convention used for real estate assets requires depreciation (except on land), such accounting presentation implies that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen and fallen with market conditions, presentations of operating results for a REIT that uses historical cost accounting for depreciation could be less informative, and should be supplemented with a measure such as FFO. The term FFO was designed by the REIT industry to address this issue.

In addition to the adjustments included in the calculation of Normalized FFO, Normalized FAD excludes the impact of any straight-line rent revenue, amortization of the original issue discount on our senior unsecured notes, amortization of debt issuance costs, non-cash stock based compensation, as well as certain non-cash items related to our equity method investment.

Normalized FAD is an important supplemental performance measure for a REIT. GAAP requires a lessor to recognize contractual lease payments into income on a straight-line basis over the expected term of the lease. This straight-line adjustment has the effect of reporting lease income that is significantly more or less than the contractual cash flows received pursuant to the terms of the lease agreement. GAAP also requires the original issue discount of our senior unsecured notes and debt issuance costs to be amortized as non-cash adjustments to earnings. We also adjust Normalized FAD for the net change in our allowance for expected credit losses, non-cash stock based compensation as well as certain non-cash items related to our equity method investments such as straight-line lease expense and amortization of purchase accounting adjustments. Normalized FAD is an important supplemental measure of liquidity for a REIT as a useful indicator of the ability to distribute dividends to stockholders.

GLOSSARY

Facility Types

SH - Senior housing
EFC - Entrance Fee Community
SNF - Skilled nursing facility
HOSP - Hospital
MOB - Medical office building

Fixed Charges

The term Fixed Charges refers to interest expense and debt principal.

NET OPERATING INCOME

Net operating income ("NOI") is a U.S. non-GAAP supplemental financial measure used to evaluate the operating performance of real estate. We define NOI as total revenues, less tenant reimbursements and property operating expenses. We believe NOI provides investors relevant and useful information as it measures the operating performance of our properties at the property level on an unleveraged basis. We use NOI to make decisions about resource allocations and to assess the property level performance of our properties.

OCCUPANCY

Occupancy is the average percentage of all units in our SHOP segment that are occupied during the time period described. We define occupancy as the average number of units occupied in any given time period divided by the total number of available units.

PEER AVERAGE

The peer average calculations provided by Wells Fargo Securities include the following diversified healthcare REITs:

Ventas, Inc. **LTC Properties, Inc.** **Sabra Health Care REIT, Inc.**
Welltower, Inc. **Healthpeak Properties**

RevPOR

RevPOR is the average monthly revenue generated by occupied units in our SHOP segment. We define RevPOR as monthly resident fees and services revenue divided the number of monthly occupied units.

Stabilized Lease

A newly acquired triple-net lease property is generally considered stabilized upon lease-up (typically when senior-care residents occupy at least 85% of the total number of certified units over at least a 12 month period) Newly completed developments, including redevelopments, are considered stabilized upon lease-up, as described above.

Total Return

The term Total Return refers to the total return an investor would have realized on an annual basis over a certain period assuming that all dividends are reinvested on the dividend payment date.

WACY

The acronym WACY refers to Weighted Average Cash Yield, which is the anticipated rate of return upon initial investment excluding the impact of any discounts received or premiums paid.

NHI
NATIONAL HEALTH INVESTORS

National Health Investors

Q3 2022 Supplemental